UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2009

EATON VANCE CORP.
(Exact name of registrant as specified in its charter)

Maryland	1-8100	04-2718215
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

255 State Street, Boston, Massachusetts		02109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THE REPORT

Item 7.01 Regulation FD Disclosure

     Registrant reported their preliminary assets under management, as described in Registrant’s news release dated October 13, 2009, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

	Exhibit No.	Document

	99.1	Press Release issued by the Registrant dated
October 13, 2009 reporting the preliminary assets
under management.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.
(Registrant)

Date:	October 15, 2009	/s/ Robert J. Whelan
Robert J. Whelan, Chief Financial Officer

EXHIBIT INDEX

     Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibit is filed as part of this Report:

Exhibit No.	Description

99.1	Copy of Registrant's news release dated October 13, 2009 reporting the preliminary assets under management.

Exhibit 99.1

Contact: Robert Whelan - 617.482.8260 rwhelan@eatonvance.com

EATON VANCE CORP. REPORTS SEPTEMBER 30, 2009 ASSETS UNDER MANAGEMENT

Boston, MA, October 13, 2009 -- Eaton Vance Corp. (NYSE: EV) today reported assets under management of $157.0 billion on September 30, 2009. This compares to $143.7 billion on July 31, 2009, the close of the Company’s third fiscal quarter.

	Assets Under Management
	(in billions)
	7/31/2009	9/30/2009
By client type:
Funds	$ 93.2	$ 99.0
Retail managed accounts	19.0	20.7
Institutional separate accounts(1)	21.5	26.7
High-net-worth separate accounts	10.0	10.6

Total	$ 143.7	$ 157.0

By asset category:
Equity(1)(2)	$ 88.1	$ 97.5
Fixed income(3)	38.8	42.2
Floating-rate income	16.8	17.3

Total	$ 143.7	$ 157.0

(1) 9/30/2009 includes new Parametric institutional separate account mandates of $3.2 billion.

(2) Includes balanced accounts.

(3) Includes cash management assets of $1.4 billion on 9/30/2009 and $1.5 billion on 7/31/2009.

Eaton Vance Corp. regularly reports assets under management on a fiscal quarter-end basis (January, April, July and October). The Company also reports assets under management on a calendar quarter basis in order to assist industry consultants who advise institutional clients on investment manager selection.

Eaton Vance Corp. is one of the oldest investment management firms in the United States, with a history dating back to 1924. Eaton Vance and its affiliates offer individuals and institutions a broad array of investment products and wealth management solutions. The Company’s long record of providing exemplary service and attractive returns through a variety of market conditions has made Eaton Vance the investment manager of choice for many of today’s most discerning investors. For more information about Eaton Vance, visit www.eatonvance.com.